UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 2)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2018

SPX FLOW, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-37393 (Commission File Number)	47-3110748 (IRS Employer Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
This Amendment No. 2 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed on December 17, 2018 (the “Initial Report”) by SPX FLOW, Inc. (the “Company”), as amended by Amendment No. 1 on Form 8-K/A filed by the Company on January 10, 2019 (the Initial report, as so amended, is referred to as the “Prior Report”). In accordance with Instruction 2 to Item 5.02 of Form 8-K, the Prior Report omitted the information called for in Item 5.02 with respect to arrangements for Jeremy W. Smeltser, the Company’s former Vice President and Chief Financial Officer, in connection with his separation of service, which arrangements had not been finalized. This Amendment is filed to supplement the Prior Report with that information.
On February 26, 2019, the Company entered into a Separation Agreement dated as of December 17, 2018 with Mr. Smeltser (the “Separation Agreement”). The Separation Agreement provides that Mr. Smeltser will receive, subject to applicable tax withholdings, the following: (i) lump-sum payments totaling $1,516,669, including $36,000 in lieu of reimbursement for COBRA premiums, plus the portion of the 2018 annual bonus that would have been payable to Mr. Smeltser, based on the performance level actually attained, to the extent that amount exceeds $662,586, (ii) payment for outplacement benefits in an amount up to $35,000, (iii) credit for an additional year of age and service under the SPX FLOW Supplemental Retirement Plan for Top Management, (iv) eligibility to continue insurance coverage under the Company Life Insurance Plan for Key Managers for one year from his separation date, with premiums to be paid by Mr. Smeltser, (v) reimbursement for financial planning services through December 31, 2019 up to $10,000, (vi) reimbursement for the expense of an annual physical exam incurred by December 31, 2019, and (vii) vesting of certain restricted stock performance share awards and extension of the period for the exercise of certain vested stock options.
The foregoing summary description of the Separation Agreement is qualified in its entirety by reference to the full text of the agreement, filed as Exhibit 10.1 to this Amendment, which is incorporated herein by reference.
Item 9.01.                                        Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Separation Agreement dated as of December 17, 2018 between SPX FLOW, Inc. and Jeremy W. Smeltser
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, INC.

Date: March 1, 2019	By:	/s/ Stephen A. Tsoris
Stephen A. Tsoris
Vice President, Secretary, and General Counsel